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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 1997


                             STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                                      95-3093858
 (State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification number)


                         COMMISSION FILE NUMBER: 0-12046


                              8450 CENTRAL AVENUE
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 608-4000


                             7015 GATEWAY BOULEVARD
                            NEWARK, CALIFORNIA 94560
         (Former name or former address, if changed since last report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        On June 26, 1997, StreamLogic Corporation (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Northern District of California, San Francisco Division, seeking protection under Chapter 11 of the United States Bankruptcy Code. The Company will continue to operate as a debtor-in-possession, with its existing directors and officers, subject to the supervision and orders of the bankruptcy court. As of the date of this report, no plan of reorganization has been filed by the Company and no trustee has been appointed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    Exhibits

99.1 Monthly Operating Report for the Month of October 1997, as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STREAMLOGIC CORPORATION
                                       (Registrant)



Date:  November 26, 1997               By /s/ Michael O. Preletz
                                          --------------------------------------
                                              Michael O. Preletz
                                              Chief Executive Officer


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                                  Exhibit Index


99.1 Monthly Operating Report for the Month of October 1997, as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division.


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